TCW/DW TERM TRUST 2003                                  Two World Trade Center,
LETTER TO THE SHAREHOLDERS March 31, 1999              New York, New York 10048


DEAR SHAREHOLDER:

For the fiscal year ended March 31, 1999, TCW/DW Term Trust 2003's net asset value increased from $10.11 per share to $10.36 per share. Based on this change, and including reinvestment of dividends totaling $0.63 per share, the Trust's total return for the fiscal year was 9.52 percent. Over the same period, the market price of the Trust's shares on the New York Stock Exchange
(NYSE) increased from $9.063 per share to $9.375 per share. Based on this change and including reinvestment of dividends, the Trust's total return for the period was 10.56 percent.


THE MARKET

After a period of uncertainty during the first half of the fiscal year, the global financial markets stabilized over the past six months as stock markets rallied and volatility declined in many of the world's bond and currency markets. The Federal Reserve Board's decision to lower interest rates three times between September 29 and November 17 helped the market recover from the summer liquidity crisis. As market tensions eased, investors began selling U.S. Treasury securities to reinvest the proceeds in higher-yielding asset classes such as corporate and mortgage-backed securities. This shift in investor preference was one of the leading causes of the 80- to 100-basis-point increase in U.S. Treasury yields over the last six months of the fiscal year. Investor fears that the central bank would boost interest rates in response to the strong economy also contributed to the back up in interest rates. However, the persistent lack of inflationary pressures has recently improved market sentiment and interest rates have declined. Equity market performance and supply issues also played a role in determining the tone and direction of the bond market.

The mortgage sector was a top-performing fixed-income asset class during the second half of the Trust's fiscal year. Spreads between current-coupon GNMAs and 10-year U.S. Treasury bonds have tightened significantly since the fall but remain above historical averages. This factor bodes well for the mortgage sector's future performance. As expected, prepayment

TCW/DW TERM TRUST 2003
LETTER TO THE SHAREHOLDERS March 31, 1999, continued

rates have been on the decline since the beginning of 1999, due to rising rates and seasonal factors. However, the recent decline in interest rates and continued strength in housing and consumer spending have many analysts forecasting rising prepayments again this summer when housing activity peaks. The MBA Refinancing Index has been on the uptick once again and the Purchase Index has already soared back to 1998 levels. TCW Funds Management, Inc. (TCW), the Trust's adviser, believes that as long as mortgage rates remain close to current levels, prepayments are unlikely to return to last year's record highs, because the size of the universe of refinanceable mortgages has shrunk considerably. The average gross coupon on outstanding conventional mortgages now stands at 7.53 percent, down from 8.00 percent in January 1998.


THE PORTFOLIO

Approximately 69 percent of the Trust's portfolio is invested in mortgage pass-through securities issued by agencies of the U.S. government or AAA-rated collateralized mortgage obligations (CMOs) with durations, average lives or expected maturity dates that correspond closely to the Trust's termination date. An additional 19 percent of the portfolio is invested in inverse floating rate CMOs issued by U.S. government agencies. As a reminder, inverse floaters have coupons that reset by a multiple in a direction opposite to that of a specified index. Approximately 11 percent of the portfolio is invested in AAA-rated municipal bonds and short-term investments. The municipal bond holdings play an important role as the Trust seeks to achieve its objective of returning the original $10 per share offering price to shareholders at maturity. At the end of the fiscal year, less than 1 percent of the portfolio is invested in U.S. government agency debentures. As of March 31, 1999, the Trust's degree of leverage (the ratio of debt to assets) was less than 28 percent of total portfolio assets.


LOOKING AHEAD

TCW's outlook for the mortgage sector remains favorable. The demand for mortgage products is strong and is forecast to remain that way. Both FHLMC and FNMA continue to increase their portfolio holdings in mortgage-backed securities (MBSs). The volume of new CMO issuance has been increasing steadily for the past four years. Economic growth appears to have slowed down from last quarter's torrid pace of 6 percent to a fairly robust rate of approximately 3.5 percent. Employment figures have recently shown signs of weakness, and inflationary pressures continue to be minimal in spite of the market's concern. Although the conflict in the former Yugoslavia continues to represent a threat to market stability, to date it has had little impact on the financial markets other than sparking keen interest in short-term Treasuries. Today's higher yield levels, combined with a continued focus on call protection and security structure, allow TCW to maintain a positive outlook on the mortgage sector.

TCW/DW TERM TRUST 2003
LETTER TO THE SHAREHOLDERS March 31, 1999, continued

The Trust's net asset value and NYSE market values will continue to fluctuate in response to changes in market conditions and interest rates. We would like to remind you that the Trustees have approved a procedure whereby the Trust may attempt, when appropriate, to reduce or eliminate a market value discount from net asset value by repurchasing shares in the open market or in privately negotiated transactions at a price not above market value or net asset value, whichever is lower at the time of purchase. During the period under review, the Trust purchased 5,042,800 shares of common stock at a weighted average market discount of 9.33 percent.

On May 1, 1999, Mitchell M. Merin was named President of the TCW/DW Funds. Mr. Merin is also the President and Chief Operating Officer of Asset Management of Morgan Stanley Dean Witter & Co. and President, Chief Executive Officer and Director of Morgan Stanley Dean Witter Advisors Inc. and Morgan Stanley Dean Witter Services Company Inc., the Trust's Manager. He also serves as Chairman, Chief Executive Officer and Director of Morgan Stanley Dean Witter Distributors Inc. and Morgan Stanley Dean Witter Trust FSB.

We appreciate your support of TCW/DW Term Trust 2003 and look forward to continuing to serve your investment needs and objectives.


Very truly yours,

/s/ Charles A. Fiumefreddo               /s/ Mitchell M. Merin
---------------------------------        ------------------------------------
    CHARLES A. FIUMEFREDDO                   MITCHELL M. MERIN
    Chairman of the Board                    President

TCW/DW TERM TRUST 2003
RESULTS OF ANNUAL MEETING (unaudited)

                                     * * *


On December 17, 1998, an annual meeting of the Trust's shareholders was held for the purpose of voting on four separate matters, the results of which were as follows:

(1) Election of Trustees:
    John Haire
    For.............................................................72,916,046
    Withheld.........................................................1,877,519

    Manuel H. Johnson
    For.............................................................73,090,284
    Withheld.........................................................1,703,281

    John L. Schroeder
    For.............................................................72,922,360
    Withheld.........................................................1,871,205

    Marc I. Stern
    For.............................................................73,043,133
    Withheld.........................................................1,750,432

The following Trustees were not standing for reelection at this meeting: John
C. Argue, Richard M. DeMartini, Charles A. Fiumefreddo, Thomas E. Larkin Jr. and Michael E. Nugent.

(2) Approval of the continuance of the currently effective Investment Advisory Agreement between the Trust and TCW Funds Management, Inc.:
      For...........................................................69,252,815
      Against........................................................1,136,056
      Abstain........................................................2,727,145

(3) Ratification of the selection of PricewaterhouseCoopers LLP as Independent Accountants:
      For...........................................................70,323,403
      Against..........................................................726,180
      Abstain........................................................2,066,433

(4) Shareholder proposal to amend the Trust's Declaration of Trust to require each Trustee, within thirty days of election, to become a shareholder of the Trust:
      For...........................................................10,711,941
      Against.......................................................28,910,422
      Abstain........................................................8,722,721

TCW/DW TERM TRUST 2003
PORTFOLIO OF INVESTMENTS March 31, 1999


 PRINCIPAL
 AMOUNT IN                                                                       COUPON      MATURITY
 THOUSANDS                                                                        RATE         DATE          VALUE
----------------------------------------------------------------------------------------------------------------------
              COLLATERALIZED MORTGAGE OBLIGATIONS (119.4%)
              U.S. GOVERNMENT AGENCIES (84.0%)
   $ 4,680    Federal Home Loan Mortgage Corp. 1409 S (PAC) ................   14.175+%     11/15/07      $  4,705,238
    70,000    Federal Home Loan Mortgage Corp. 1465 G (PAC)++ ..............    7.00        12/15/07        71,849,050
     6,912    Federal Home Loan Mortgage Corp. 1504 B (PAC) ................    7.00        12/15/22         6,918,318
    21,675    Federal Home Loan Mortgage Corp. 1507 L ++ ...................    7.00        10/15/22        21,751,066
     9,700    Federal Home Loan Mortgage Corp. 1522 K ......................    6.50        12/15/22         9,433,977
     1,889    Federal Home Loan Mortgage Corp. 1524 SA .....................   8.50  +      05/15/08         1,980,111
    17,099    Federal Home Loan Mortgage Corp. 1535 B ++ ...................    7.00        01/15/23        17,151,432
     5,253    Federal Home Loan Mortgage Corp. 1539 SA .....................   8.378 +      06/15/08         5,067,124
    42,385    Federal Home Loan Mortgage Corp. 1542 N (PAC) ++ .............    7.00        01/15/22        42,318,981
    38,223    Federal Home Loan Mortgage Corp. 1543 UG (PAC) ++ ............    7.00        01/15/23        38,162,196
    17,005    Federal Home Loan Mortgage Corp. 1544 M ......................  10.53  +      07/15/08        15,399,838
     3,252    Federal Home Loan Mortgage Corp. 1556 SA .....................  10.143 +      08/15/13         3,238,562
    12,360    Federal Home Loan Mortgage Corp. 1563 SA .....................   8.541 +      08/15/08        12,186,095
     8,398    Federal Home Loan Mortgage Corp. 1565 IB (TAC) ...............   6.80  +      08/15/08         8,292,944
    10,698    Federal Home Loan Mortgage Corp. 1576 SA .....................   5.807 +      09/15/08         9,494,222
    32,363    Federal Home Loan Mortgage Corp. 1602 PW .....................    6.50        12/15/21        32,840,053
     6,522    Federal Home Loan Mortgage Corp. 1604 S ......................   7.41  +      11/15/08         6,482,678
     5,238    Federal Home Loan Mortgage Corp. 1606 KD (PAC) ...............   9.035 +      11/15/08         5,295,321
    20,356    Federal Home Loan Mortgage Corp. 1970 PC (PAC) ...............    6.75        11/15/21        20,502,156
    39,760    Federal Home Loan Mortgage Corp. G 15 PA ++ ..................    7.00        12/25/21        39,616,280
     6,710    Federal National Mortgage Assoc. 1993-101 SA (TAC) ...........   9.227 +      06/25/08         6,995,113
     6,394    Federal National Mortgage Assoc. 1993-101 SB (TAC) ...........  12.036 +      06/25/08         6,810,107
     4,526    Federal National Mortgage Assoc. 1993-114 SC .................   9.00  +      07/25/08         4,561,585
    32,200    Federal National Mortgage Assoc. 1993-121 B ++ ...............    7.00        03/25/23        32,137,126
    19,250    Federal National Mortgage Assoc. 1993-135 S ..................   7.429 +      07/25/08        17,138,468
     6,915    Federal National Mortgage Assoc. 1993-135 SB .................   7.614 +      06/25/08         6,190,933
    26,400    Federal National Mortgage Assoc. 1993-141 B ..................    7.00        04/25/23        26,381,842
     3,283    Federal National Mortgage Assoc. 1993-141 SA .................  10.00  +      03/25/23         3,432,027
    31,579    Federal National Mortgage Assoc. 1993-165 SM (TAC) ...........   8.369 +      05/25/23        30,649,264
     6,342    Federal National Mortgage Assoc. 1993-173 S ..................   7.35  +      09/25/08         5,975,593
    71,000    Federal National Mortgage Assoc. 1993-21 H (PAC) ++ ..........    7.00        03/25/22        72,129,014
    12,210    Federal National Mortgage Assoc. 1993-20 L ...................    7.00        12/25/22        12,194,708
    26,250    Federal National Mortgage Assoc. 1993-206 N ++ ...............    6.50        11/25/23        25,565,880
     4,217    Federal National Mortgage Assoc. 1993-233 J ..................    6.00        06/25/08         4,215,613
    15,398    Federal National Mortgage Assoc. 1993-41C ++ .................    7.00        03/25/21        15,372,278
     8,763    Federal National Mortgage Assoc. 1993-63 SD (TAC) ............   8.528 +      05/25/08         8,288,961
     4,854    Federal National Mortgage Assoc. 1993-65 SC ..................   9.309 +      06/25/12         4,819,466
    15,947    Federal National Mortgage Assoc. 1993-72 S ...................   8.014 +      05/25/08        14,725,754
    12,823    Federal National Mortgage Assoc. 1993-72 SA ..................   8.75  +      05/25/08        13,067,610
     4,963    Federal National Mortgage Assoc. 1993-86 SD ..................  10.898 +      05/25/08         5,018,340
     9,019    Federal National Mortgage Assoc. 1993-93 SA ..................  11.054 +      05/25/08         9,436,390
    10,426    Federal National Mortgage Assoc. 1993-95 SE ..................  11.21  +      06/25/08        11,104,055
    10,000    Federal National Mortgage Assoc. 1993-98 N ...................    7.00        06/25/23        10,109,300
    10,729    Federal National Mortgage Assoc. 1993-196 SA .................   9.012 +      10/25/08        10,243,132
    31,589    Federal National Mortgage Assoc. 1993-26 A ...................    7.00        07/25/23        31,904,452
                                                                                                        --------------
              TOTAL U.S. GOVERNMENT AGENCIES
              (Identified Cost $753,553,805) .......................................................       761,152,653
                                                                                                        --------------

                       SEE NOTES TO FINANCIAL STATEMENTS

TCW/DW TERM TRUST 2003
PORTFOLIO OF INVESTMENTS March 31, 1999, continued


 PRINCIPAL
 AMOUNT IN                                                                                    COUPON   MATURITY
 THOUSANDS                                                                                     RATE      DATE          VALUE
-----------                                                                                 --------- ---------- ----------------
            PRIVATE ISSUES (35.4%)
 $  7,165   Bear Stearns Mortgage Securities Inc. 1993-6 A7 (PAC) ......................... 7.10 %    06/25/24    $    7,301,859
   14,026   Bear Stearns Mortgage Securities Inc. 1993-8 A7 (PAC) ......................... 7.50      08/25/24        14,635,784
   54,416   Bear Stearns Mortgage Securities Inc. 1993-8 A11 (TAC) ........................ 7.50      08/25/24        54,851,290
   25,800   Chase Mortgage Finance Corp. 1993-G A10 (PAC) ................................. 7.00      05/25/24        26,058,000
    4,784   First Boston Mortgage Securities Corp. 1993-5 A15 ............................. 7.30      03/25/09         4,861,740
   36,683   General Electric Capital Mortgage Services, Inc. 1994-1 A8 .................... 6.50      01/25/24        34,730,019
   14,252   Prudential Home Mortgage Securities 1993-23 A12 (PAC) ......................... 6.50      07/25/08        13,970,078
   27,363   Prudential Home Mortgage Securities 1993-35 A12 ............................... 6.75      09/25/08        26,728,970
   18,000   Prudential Home Mortgage Securities 1993-60 A3 (PAC) .......................... 6.75      12/25/23        17,272,348
   10,000   Residential Funding Mortgage Securities I 1997-S 12 A12 (PAC) ................. 6.75      08/25/27        10,014,093
   36,408   Residential Funding Mortgage Securities I 1993-S 40 A8 (TAC) .................. 6.75      11/25/23        35,985,360
    5,315   Ryland Mortgage Securities Corp. 1993-3 7 (PAC) ............................... 6.712     08/25/08         5,178,587
   28,218   Salomon Brothers Mortgage Securities VII Inc. 1993-3 A7C ...................... 7.20      08/25/23        28,714,930
   40,500   Salomon Brothers Mortgage Securities VII Inc. 1993-5 A4 ....................... 7.311*     9/25/23        40,654,325
                                                                                                                  --------------
            TOTAL PRIVATE ISSUES (Identified Cost $320,253,045) ..............................................       320,957,383
                                                                                                                  --------------
            TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
            (Identified Cost $1,073,806,850) .................................................................     1,082,110,036
                                                                                                                  --------------
            U.S. GOVERNMENT AGENCY MORTGAGE PASS-THROUGH SECURITIES (1.3%)
    7,414   Federal Home Loan Mortgage Corp. PC Gold ++ ................................... 6.00      06/01/08         7,364,878
    1,720   Federal National Mortgage Assoc.++ ............................................ 5.50      02/01/09         1,673,926
    2,371   Federal National Mortgage Assoc. .............................................. 7.00      08/01/08         2,422,068
                                                                                                                  --------------
            TOTAL U.S. GOVERNMENT AGENCY MORTGAGE PASS-THROUGH SECURITIES
            (Identified Cost $11,432,689) ....................................................................        11,460,872
                                                                                                                  --------------
            TAX-EXEMPT MUNICIPAL BONDS (15.3%)
            Education Facilities Revenue (3.5%)
    5,000   Maricopa County Unified School District # 41, Arizona, Gilbert Refg (FGIC)      0.00      01/01/03         4,314,650
    6,000   Maricopa County Unified School District # 28, Arizona, Kyrene Elementary
             Refg Ser 1993 B (FGIC) ....................................................... 0.00      07/01/04         4,848,600
   11,445   Houston Independent School District, Texas, Refg .............................. 0.00      08/15/04         9,178,661
            Spring Independent School District, Texas,
    8,205    Refg Ser 1993 ................................................................ 0.00      02/15/03         7,032,013
    8,100    Refg Ser 1993 ................................................................ 0.00      02/15/04         6,630,903
                                                                                                                  --------------
                                                                                                                      32,004,827
                                                                                                                  --------------
            Electric Revenue (4.5%)
   12,840   Austin, Texas, Combined Ser A (MBIA) .......................................... 0.00      11/15/02        11,152,054
    5,200   Lower Colorado River Authority, Texas, Jr Lien 4th Ser (AMBAC) ................ 0.00      01/01/04         4,278,300
            San Antonio, Texas,
   12,700    Electric & Gas Refg Ser A (AMBAC) ............................................ 0.00      02/01/03        10,901,680
   17,500    Electric & Gas Refg Ser A (AMBAC) ............................................ 0.00      02/01/04        14,348,775
                                                                                                                  --------------
                                                                                                                      40,680,809
                                                                                                                  --------------
            General Obligation (5.0%)
   19,650   North Slope Boro, Alaska, Ser 1992 A (MBIA) ................................... 0.00      06/30/02        17,295,930
    5,000   Scottsdale, Arizona, Refg (Secondary MBIA) .................................... 0.00      07/01/04         4,040,500
            Port of Oakland, California,
    3,000    Refg Ser 1993 F (MBIA) ....................................................... 0.00      11/01/03         2,522,310
    3,500    Refg Ser 1993 F (MBIA) ....................................................... 0.00      11/01/04         2,816,415
    6,500   New Orleans, Louisiana, Refg (AMBAC) .......................................... 0.00      09/01/04         5,208,905
   16,000   Pennsylvania, Second Ser 1992 (Secondary MBIA) ................................ 0.00      07/01/04        12,909,600
                                                                                                                  --------------
                                                                                                                      44,793,660
                                                                                                                  --------------

                       SEE NOTES TO FINANCIAL STATEMENTS

TCW/DW TERM TRUST 2003
PORTFOLIO OF INVESTMENTS March 31, 1999, continued


 PRINCIPAL
 AMOUNT IN                                                                       COUPON      MATURITY
 THOUSANDS                                                                        RATE         DATE             VALUE
-----------                                                                     -------- ---------------- ----------------
              Hospital Revenue (0.9%)
   $10,000    California Statewide Communities Development Authority,
               UniHealth Ser A (AMBAC) ........................................ 0.00%    10/01/04          $    8,060,000
                                                                                                           --------------
              Other Revenue (0.5%)
     5,460    Rosemont, Illinois, Tax Increment Ser C-3 (FGIC) ................ 0.00     12/01/03               4,518,314
                                                                                                           --------------
              Water & Sewer Revenue (0.9%)
    10,000    Houston Texas, Water & Sewer Jr Lien Ser C (AMBAC) .............. 0.00     12/01/03               8,294,300
                                                                                                           --------------
              TOTAL TAX-EXEMPT MUNICIPAL BONDS
              (Identified Cost $129,505,121) ..........................................................       138,351,910
                                                                                                           --------------
              SHORT-TERM INVESTMENTS (1.5%)
              U.S. GOVERNMENT AGENCIES (a) (1.1%)
     5,000    Federal Farm Credit Bank ........................................ 4.71     04/23/99               4,985,608
     5,000    Federal Home Loan Mortgage Corp. ................................ 4.75     04/14/99               4,991,424
                                                                                                           --------------
              TOTAL U.S. GOVERNMENT AGENCIES (Amortized Cost $9,977,032) ..............................         9,977,032
                                                                                                           --------------
              REPURCHASE AGREEMENT (0.4%)
     3,421    The Bank of New York (dated 03/31/99; proceeds $3,421,671) (b)
              (Identified Cost $3,421,208) .................................... 4.875    04/01/99               3,421,208
                                                                                                           --------------
              TOTAL SHORT-TERM INVESTMENTS (Identified Cost $13,398,240) ..............................        13,398,240
                                                                                                           --------------
              TOTAL INVESTMENTS (Identified Cost $1,228,142,900) (c) .................   137.5 %            1,245,321,058
              LIABILITIES IN EXCESS OF OTHER ASSETS ..................................   (37.5)              (339,542,161)
                                                                                                           --------------
              NET ASSETS .............................................................   100.0 %           $  905,778,897
                                                                                                           ==============

---------------
PC    Participation Certificate.
PAC   Planned Amortization Class.
TAC   Targeted Amortization Class.
+ Inverse floater: interest rate moves inversely to a designated index, such as LIBOR (London Inter-Bank Offered Rate) or COFI (Cost of Funds Index), typically at a multiple of the changes of the relevant index rate.
++ Some or all of these securities are pledged in connection with reverse repurchase agreements.
* Floating rate security. Rate shown is the rate in effect at March 31, 1999.
(a) Securities were purchased on a discount basis. The interest rate shown has been adjusted to reflect a money market equivalent yield.
(b) Collateralized by $2,872,055 U.S. Treasury Bill 0.00% due 04/15/99 valued at $2,866,684 and $631,511 U.S. Treasury Bill 0.00% due 07/22/99 valued at
      $622,948.
(c) The aggregate cost for federal income tax purposes approximates identified cost. The aggregate gross unrealized appreciation is $23,994,425 and the aggregate gross unrealized depreciation is $6,816,267, resulting in net unrealized appreciation of $17,178,158.

Bond Insurance:
AMBAC AMBAC Indemnity Corporation.
FGIC  Financial Guaranty Insurance Company.
MBIA  Municipal Bond Investors Assurance Corporation.


                       SEE NOTES TO FINANCIAL STATEMENTS

TCW/DW TERM TRUST 2003
FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
March 31, 1999


ASSETS :
Investments in securities, at value
  (identified cost $1,228,142,900) .....................................  $1,245,321,058
Interest receivable ....................................................       6,359,220
Prepaid expenses .......................................................          69,476
                                                                          --------------
   TOTAL ASSETS ........................................................   1,251,749,754
                                                                          --------------
LIABILITIES:
Reverse repurchase agreements ..........................................     343,829,000
Payable for:
   Interest ............................................................       1,337,413
   Management fee ......................................................         319,828
   Investment advisory fee .............................................         213,219
   Shares of beneficial interest repurchased ...........................         123,078
Accrued expenses and other payables ....................................         148,319
Contingencies (Note 9) .................................................              --
                                                                          --------------
   TOTAL LIABILITIES ...................................................     345,970,857
                                                                          --------------
   NET ASSETS ..........................................................  $  905,778,897
                                                                          ==============
COMPOSITION OF NET ASSETS:
Paid-in-capital ........................................................  $  846,395,503
Net unrealized appreciation ............................................      17,178,158
Accumulated undistributed net investment income ........................      45,469,611
Accumulated net realized loss ..........................................      (3,264,375)
                                                                          --------------
   NET ASSETS ..........................................................  $  905,778,897
                                                                          ==============
NET ASSET VALUE PER SHARE,
  87,467,540 shares outstanding (unlimited shares authorized of $.01 par
  value) ...............................................................          $10.36
                                                                                  ======

                       SEE NOTES TO FINANCIAL STATEMENTS

TCW/DW TERM TRUST 2003
FINANCIAL STATEMENTS, continued

STATEMENT OF OPERATIONS
For the year ended March 31, 1999

NET INVESTMENT INCOME :
INTEREST INCOME ..................................  $93,692,040
                                                    -----------
EXPENSES
Management fee ...................................    3,639,492
Investment advisory fee ..........................    2,426,328
Transfer agent fees and expenses .................      300,613
Shareholder reports and notices ..................      118,096
Insurance expenses ...............................       81,241
Registration fees ................................       79,020
Professional fees ................................       67,046
Custodian fees ...................................       64,322
Trustees' fees and expenses ......................       32,137
Organizational expenses ..........................          492
Other ............................................       74,570
                                                    -----------
   TOTAL OPERATING EXPENSES ......................    6,883,357

Interest expense .................................   22,318,502
                                                    -----------
   TOTAL EXPENSES ................................   29,201,859
                                                    -----------
   NET INVESTMENT INCOME .........................   64,490,181
                                                    -----------
   NET CHANGE IN UNREALIZED APPRECIATION .........   10,409,007
                                                    -----------
NET INCREASE .....................................  $74,899,188
                                                    ===========

                       SEE NOTES TO FINANCIAL STATEMENTS

TCW/DW TERM TRUST 2003
FINANCIAL STATEMENTS, continued

STATEMENT OF CHANGES IN NET ASSETS



                                                             FOR THE YEAR     FOR THE YEAR
                                                                 ENDED           ENDED
                                                            MARCH 31, 1999   MARCH 31, 1998
                                                           ---------------- ---------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
Net investment income ....................................  $  64,490,181    $  64,685,007
Net realized gain ........................................             --        1,451,018
Net change in unrealized appreciation/depreciation .......     10,409,007       97,714,776
                                                            -------------    -------------
   NET INCREASE ..........................................     74,899,188      163,850,801
Dividends from net investment income .....................    (56,607,800)     (60,469,307)
Net decrease from transactions in shares of beneficial
  interest ...............................................    (47,493,623)     (55,018,218)
                                                            -------------    -------------
   NET INCREASE (DECREASE) ...............................    (29,202,235)      48,363,276
NET ASSETS:
Beginning of period ......................................    934,981,132      886,617,856
                                                            -------------    -------------
   END OF PERIOD
   (Including undistributed net investment income of
   $45,469,611 and $37,587,230, respectively) ............  $ 905,778,897    $ 934,981,132
                                                            =============    =============

                       SEE NOTES TO FINANCIAL STATEMENTS

TCW/DW TERM TRUST 2003
FINANCIAL STATEMENTS, continued

STATEMENT OF CASH FLOWS
For the year ended March 31, 1999


INCREASE (DECREASE) IN CASH:
CASH FLOWS PROVIDED BY OPERATING ACTIVITIES:
Net investment income ..................................................  $   64,490,181
Adjustments to reconcile net investment income to net cash provided by operating activities:
Decrease in receivables and other assets related to operations .........         564,888
Decrease in payables related to operations .............................        (413,750)
Net amortization of discount/premium ...................................      (8,197,626)
                                                                          --------------
   NET CASH PROVIDED BY OPERATING ACTIVITIES ...........................      56,443,693
                                                                          --------------
CASH FLOWS PROVIDED BY INVESTING ACTIVITIES:
Principal prepayments ..................................................     144,459,122
Net purchases of short-term investments ................................     (11,852,772)
                                                                          --------------
   NET CASH PROVIDED BY INVESTING ACTIVITIES ...........................     132,606,350
                                                                          --------------
CASH FLOWS USED FOR FINANCING ACTIVITIES:
Net payments for shares of beneficial interest repurchased .............     (47,950,243)
Net payments for maturities of reverse repurchase agreements ...........     (84,492,000)
Dividends to shareholders from net investment income ...................     (56,607,800)
                                                                          --------------
   NET CASH USED FOR FINANCING ACTIVITIES ..............................    (189,050,043)
                                                                          --------------
NET INCREASE (DECREASE) IN CASH ........................................              --
CASH BALANCE AT BEGINNING OF PERIOD ....................................              --
                                                                          --------------
CASH BALANCE AT END OF PERIOD ..........................................              --
                                                                          ==============
Cash paid during the period for interest ...............................  $   22,737,391
                                                                          ==============

                       SEE NOTES TO FINANCIAL STATEMENTS

TCW/DW TERM TRUST 2003
NOTES TO FINANCIAL STATEMENTS March 31, 1999



1. ORGANIZATION AND ACCOUNTING POLICIES

TCW/DW Term Trust 2003 (the "Trust") is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company. The Trust's investment objective is to provide a high level of current income and return $10 per share to shareholders on the termination date. The Trust seeks to achieve its objective by investing in high quality fixed-income securities. The Trust was organized as a Massachusetts business trust on January 20, 1993 and commenced operations on April 29, 1993. The Trust will distribute substantially all of its net assets on or about December 31, 2003 and will then terminate.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

The following is a summary of significant accounting policies:


A. VALUATION OF INVESTMENTS -- (1) portfolio securities for which over-the-counter market quotations are readily available are valued at the latest available bid price prior to the time of valuation; (2) when market quotations are not readily available, including circumstances under which it is determined by TCW Funds Management, Inc. (the "Adviser") that sale and bid prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Trustees; (3) certain portfolio securities may be valued by an outside pricing service approved by the Trustees. The pricing service may utilize a matrix system incorporating security quality, maturity and coupon as the evaluation model parameters, and/or research and evaluations by its staff, including review of broker-dealer market price quotations, if available, in determining what it believes is the fair valuation of the portfolio securities valued by such pricing service; and
(4) short-term debt securities having a maturity date of more than sixty days at time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost.


B. ACCOUNTING FOR INVESTMENTS -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. The Trust amortizes premiums and accretes discounts over the life of the respective securities. Interest income is accrued daily.

TCW/DW TERM TRUST 2003
NOTES TO FINANCIAL STATEMENTS March 31, 1999, continued

C. FEDERAL INCOME TAX STATUS -- It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, no federal income tax provision is required.


D. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- The Trust records dividends and distributions to its shareholders on the record date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized capital gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of paid-in-capital.


E. ORGANIZATIONAL EXPENSES -- Morgan Stanley Dean Witter Advisors Inc., formerly Dean Witter InterCapital Inc., an affiliate of Morgan Stanley Dean Witter Services Company Inc. (the "Manager"), paid the organizational expenses in the amount of approximately $31,600 which have been reimbursed for the full amount thereof. Such expenses were deferred and fully amortized as of April 28, 1998.


2. MANAGEMENT AGREEMENT

Pursuant to a Management Agreement, the Trust pays the Manager a management fee, accrued weekly and payable monthly, by applying the annual rate of 0.39% to the Trust's weekly net assets.

Under the terms of the Management Agreement, the Manager maintains certain of the Trust's books and records and furnishes, at its own expense, office space, facilities, equipment, clerical, bookkeeping and certain legal services and pays the salaries of all personnel, including officers of the Trust who are employees of the Manager. The Manager also bears the cost of telephone services, heat, light, power and other utilities provided to the Trust.


3. INVESTMENT ADVISORY AGREEMENT

Pursuant to an Investment Advisory Agreement, the Trust pays the Adviser an advisory fee, accrued weekly and payable monthly, by applying the annual rate of 0.26% to the Trust's weekly net assets.

TCW/DW TERM TRUST 2003
NOTES TO FINANCIAL STATEMENTS March 31, 1999, continued

Under the terms of the Investment Advisory Agreement, the Trust has retained the Adviser to invest the Trust's assets, including placing orders for the purchase and sale of portfolio securities. The Adviser obtains and evaluates such information and advice relating to the economy, securities markets and specific securities as it considers necessary or useful to continuously manage the assets of the Trust in a manner consistent with its investment objective. In addition, the Adviser pays the salaries of all personnel, including officers of the Trust, who are employees of the Adviser.


4. SECURITY TRANSACTIONS AND TRANSACTIONS WITH AFFILIATES

The proceeds from prepayments of portfolio securities, excluding short-term investments, for the year ended March 31, 1999 were $144,459,122.

Morgan Stanley Dean Witter Trust FSB, an affiliate of the Manager, is the Trust's transfer agent. At March 31, 1999, the Trust had transfer agent fees and expenses payable of approximately $4,700.


5. SHARES OF BENEFICIAL INTEREST

Transactions in shares of beneficial interest were as follows:



                                                                                                                 CAPITAL
                                                                                                                 PAID IN
                                                                                                PAR VALUE       EXCESS OF
                                                                                  SHARES        OF SHARES       PAR VALUE
                                                                             ---------------   -----------   ---------------
Balance, March 31, 1997 ....................................................    98,797,740      $ 987,977     $ 947,919,367
Treasury shares purchased and retired (weighted average discount 10.18%)*...    (6,287,400)       (62,874)      (54,955,344)
                                                                                ----------      ---------     -------------
Balance, March 31, 1998 ....................................................    92,510,340        925,103       892,964,023
Treasury shares purchased and retired (weighted average discount 9.33%)* ...    (5,042,800)       (50,428)      (47,443,195)
                                                                                ----------      ---------     -------------
Balance, March 31, 1999 ....................................................    87,467,540      $ 874,675     $ 845,520,828
                                                                                ==========      =========     =============

---------------
* The Trustees have voted to retire the shares purchased.


6. FEDERAL INCOME TAX STATUS

At March 31, 1999 the Trust had a net capital loss carryover of approximately $3,264,000 which will be available to offset future capital gains to the extent provided by regulations. To the extent that this carryover loss is used to offset future capital gains, it is probable that the gains offset will not be distributed to shareholders.

TCW/DW TERM TRUST 2003
NOTES TO FINANCIAL STATEMENTS March 31, 1999, continued

7. REVERSE REPURCHASE AND DOLLAR ROLL AGREEMENTS

Reverse repurchase and dollar roll agreements involve the risk that the market value of the securities the Trust is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a reverse repurchase or dollar roll agreement files for bankruptcy or becomes insolvent, the Trust's use of proceeds may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Trust's obligation to repurchase the securities.

Reverse repurchase agreements are collateralized by Trust securities with a market value in excess of the Trust's obligation under the contract. At March 31, 1999, securities valued at $363,077,017 were pledged as collateral.

At March 31, 1999, the reverse repurchase agreements outstanding were $343,829,000 with a weighted interest rate of 4.92% maturing within 33 days. The maximum and average daily amounts outstanding during the period were $436,305,000 and $405,837,816, respectively. The weighted average interest rate during the period was 5.50%.


8. DIVIDENDS

The Trust declared the following dividends from net investment income:



   DECLARATION       AMOUNT PER         RECORD           PAYABLE
       DATE             SHARE            DATE              DATE
-----------------   ------------   ---------------   ---------------
 March 30, 1999       $ 0.0525     April 9, 1999     April 23, 1999
 April 27, 1999       $ 0.0525      May 7, 1999       May 21, 1999

9. LITIGATION

Four purported class actions have been filed in the Superior Court for the State of California, County of Orange, against some of the Trust's Trustees and officers, one of its underwriters, the lead representative of its underwriters, the Adviser, the Manager and other defendants -- but not against the Trust -- by certain shareholders of the Trust and other trusts for which the defendants act in similar capacities. These plaintiffs generally allege violations of state statutory and common law in connection with the marketing of the Trust to customers of one of the underwriters. Damages, including punitive damages, are sought in an unspecified amount. On or about October 20, 1995, the plaintiffs filed an amended complaint consolidating these four actions. The defendants thereafter filed answers and affirmative defenses to the consolidated amended complaint. The defendants' answers deny all of the material allegations of the plaintiffs' complaint. In 1996, the plaintiffs voluntarily dismissed, without prejudice, their claims against two defendants who were independent Trustees of the Trust. In March 1997, all of the remaining

TCW/DW TERM TRUST 2003
NOTES TO FINANCIAL STATEMENTS March 31, 1999, continued

defendants in litigation filed motions for judgment on the pleadings, seeking dismissal of all of the claims asserted against them. The defendants' motions were fully briefed by all parties and were the subject of a hearing before the Court on April 18, 1997. In July 1997, the Court denied the motion for judgment on the pleadings. In August, 1997, plaintiffs filed a motion for class certification. In their motion, the plaintiffs requested certification of a "nationwide" class of Term Trust purchasers. On June 1, 1998, the Court granted in part and denied in part the plaintiff's motion for class certification. The Court ruled that plaintiff's motion was "granted as to [a California] statewide class," but was "denied as to a nationwide class." On October 13, 1998, three separate class actions alleging similar claims on behalf of the residents of the states of Florida, New Jersey and New York were filed in the state courts of those states. The time of the defendants to move or answer in the New Jersey and New York actions has been extended by agreement. The defendants removed the Florida action to federal court and the parties are awaiting decision on the plaintiffs' motion to remand the action to state court. Certain of the defendants in these suits have asserted their right to indemnification from the Trust. The ultimate outcome of these matters is not presently determinable, and no provision has been made in the Trust's financial statements for the effect, if any, of such matters.

TCW/DW TERM TRUST 2003
FINANCIAL HIGHLIGHTS

Selected ratios and per share data for a share of beneficial interest outstanding throughout each period:



                                                                                 FOR THE YEAR ENDED MARCH 31,
                                                              ------------------------------------------------------------------
                                                                  1999         1998         1997         1996           1995
                                                              -----------   ----------   ----------   ----------   -------------
SELECTED PER SHARE DATA:
Net asset value, beginning of period ......................   $ 10.11       $  8.97       $ 8.88       $ 7.96       $ 8.81
                                                              --------      -------       -------      ------       ------
Income (loss) from investment operations:
 Net investment income ....................................      0.74          0.70         0.70         0.63         0.71
 Net realized and unrealized gain (loss) ..................      0.09          1.01        (0.10)        0.76        (0.88)
                                                              --------      -------       -------      ------       ------
Total income (loss) from investment operations ............      0.83          1.71         0.60         1.39        (0.17)
                                                              --------      -------       -------      ------       ------
Less dividends and distributions from:
 Net investment income ....................................    ( 0.63)       ( 0.63)       (0.59)       (0.54)       (0.62)
 Net realized gain ........................................        --            --            --          --        (0.06)
                                                              --------      -------       -------      ------       ------
Total dividends and distributions .........................    ( 0.63)       ( 0.63)       (0.59)       (0.54)       (0.68)
                                                              --------      -------       -------      ------       ------
Anti-dilutive effect of acquiring treasury shares .........      0.05          0.06         0.08         0.07           --
                                                              --------      -------       -------      ------       ------
Net asset value, end of period ............................   $ 10.36       $ 10.11       $ 8.97       $ 8.88       $ 7.96
                                                              ========      =======       =======      ======       ======
Market value, end of period ...............................   $  9.375      $  9.063      $ 7.875      $ 7.25       $ 6.75
                                                              ========      ========      =======      ======       ======
TOTAL RETURN + ............................................     10.56 %       23.65 %      17.22 %      15.39 %     (17.00)%

RATIOS TO AVERAGE NET ASSETS:
Operating expenses ........................................      0.74 %        0.74 %       0.74 %       0.77 %       0.76 %
Interest expense ..........................................      2.40 %        2.54 %       2.42 %       2.36 %       2.42 %
Total expenses ............................................      3.14 %        3.28 %       3.16 %       3.13 %       3.18 %
Net investment income .....................................      6.93 %        6.97 %       7.57 %       6.98 %       9.37 %

SUPPLEMENTAL DATA:
Net assets, end of period, in millions ....................   $   906       $ 935         $  887       $  934       $  882
Portfolio turnover rate ...................................        --       2 %               --          1 %          -- ++

-------------
+ Total investment return is based upon the current market value on the first day of each period reported. Dividends and distributions are assumed to be reinvested at the prices obtained under the Trust's dividend reinvestment plan. Total investment return does not reflect brokerage commissions.
++    Less than 0.5%.


                       SEE NOTES TO FINANCIAL STATEMENTS

TCW/DW TERM TRUST 2003
REPORT OF INDEPENDENT ACCOUNTANTS


TO THE SHAREHOLDERS AND TRUSTEES
OF TCW/DW TERM TRUST 2003

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations, of changes in net assets, and of cash flows and the financial highlights present fairly, in all material respects, the financial position of TCW/DW Term Trust 2003 (the "Trust") at March 31, 1999, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 1999 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.


PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York 10036
May 14, 1999

                 (This page has been left blank intentionally.)

TRUSTEES

John C. Argue
Richard M. DeMartini
Charles A. Fiumefreddo
Dr. Manuel H. Johnson
Thomas E. Larkin, Jr.
Michael E. Nugent
John L. Schroeder
Marc I. Stern

OFFICERS

Charles A. Fiumefreddo
Chairman and Chief Executive Officer

Mitchell M. Merin
President

Barry Fink
Vice President, Secretary and
General Counsel

Philip A. Barach
Vice President

Jeffrey E. Gundlach
Vice President

Frederick H. Horton
Vice President

Thomas F. Caloia
Treasurer


TRANSFER AGENT

Morgan Stanley Dean Witter Trust FSB
Harborside Financial Center - Plaza Two
Jersey City, New Jersey 07311


INDEPENDENT ACCOUNTANTS

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York 10036


MANAGER
Morgan Stanley Dean Witter Services Company Inc.

ADVISER

TCW Funds Management, Inc.

TCW/DW

TERM TRUST 2003

[Graphic]


ANNUAL REPORT
MARCH 31, 1999